                               SCHEDULE 14A
                              (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                CELERITEK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                                CELERITEK, INC.
                              3236 SCOTT BOULEVARD
                         SANTA CLARA, CALIFORNIA 95054
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 30, 1998
                            ------------------------

     The Annual Meeting of Shareholders of Celeritek, Inc., a California corporation (the "Company"), will be held on Thursday, July 30, 1998 at 9:00 a.m. at the offices of the Company located at 3236 Scott Boulevard, Santa Clara, California 95054.

     At the meeting, shareholders will consider and vote upon the following proposals:

          1. To elect a Board of Directors of the Company;

          2. To approve an amendment to the Company's Employee Qualified Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 250,000 to 500,000;

          3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1999; and

          4. To transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

     The Board of Directors has fixed the close of business on June 11, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Accordingly, only shareholders of record at the close of business on that day will be entitled to vote at the meeting, notwithstanding any transfer of shares on the books of the Company after that date.

     A Proxy Statement which contains information with respect to the matters to be voted upon at the meeting and a Proxy card and return envelope are furnished herewith. Management urges each shareholder to carefully read the Proxy Statement. If you cannot be present personally at the meeting, you are requested to complete and sign the Proxy card and return it promptly in the envelope enclosed for that purpose.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Margaret E. Smith, Assistant Secretary

Santa Clara, California
Dated: June 25, 1998

     IT IS DESIRABLE THAT AS MANY OF THE SHAREHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. YOU ARE CORDIALLY INVITED TO ATTEND IN PERSON. IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, OR ARE NOT SURE WHETHER YOU WILL BE, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED. SIGNING A PROXY AT THIS TIME WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

                                CELERITEK, INC.
                              3236 SCOTT BOULEVARD
                         SANTA CLARA, CALIFORNIA 95054
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                    GENERAL

DATE, TIME AND PLACE

     This Proxy Statement is furnished to the shareholders of Celeritek, Inc., a California corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 9:00 a.m. on Thursday, July 30, 1998, and any and all postponements or adjournments thereof. It is anticipated that this Proxy Statement and the enclosed Proxy card will be sent to such shareholders on or about June 25, 1998.

PURPOSES OF THE ANNUAL MEETING

     The purposes of the Annual Meeting are to (1) elect a Board of Directors of the Company, (2) approve an amendment to the Employee Qualified Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 250,000 shares, (3) ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1999 and
(4) transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

PROXY/VOTING INSTRUCTION CARDS AND REVOCABILITY OF PROXIES

     When the Proxy in the enclosed form is returned, properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions given by the shareholder. If no instructions are given, the returned Proxy will be voted in favor of the election of the nominees named herein as directors and in favor of each of the other proposals. Any shareholder, including a shareholder personally attending the meeting, may revoke his or her Proxy at any time prior to its use by filing with the Secretary of the Company, at the corporate offices at 3236 Scott Boulevard, Santa Clara, California 95054, a written notice of revocation or a duly executed Proxy bearing a later date or by voting in person at the Annual Meeting.

RECORD DATE AND SHARE OWNERSHIP

     Shareholders of record at the close of business on June 11, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 7,205,342 shares of the Company's Common Stock were issued and outstanding. For information regarding security ownership by management and by 5% shareholders, see "Other Information -- Share Ownership by Principal Shareholders and Management."

VOTING AND SOLICITATION; QUORUM

     Each share has one vote. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for the purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     The Company believes that abstentions should be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal as to which the shareholder has expressly abstained from voting.

     Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but will not be counted for the purpose of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

     The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any proposal to be presented at the Company's 1999 Annual Meeting of Shareholders must be received at the Company's principal office no later than February 25, 1999 in order to be considered for inclusion in the Company proxy materials for such meeting. Any such proposals must be submitted in writing and addressed to the attention of the Company's Corporate Secretary at 3236 Scott Boulevard, Santa Clara, California 95054.

                                PROPOSAL NO. ONE

                             ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provide for a Board of six directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees, and certain information about them, are set forth below.

                                         DIRECTOR
             NAME               AGE(1)    SINCE         PRINCIPAL OCCUPATION OR EMPLOYMENT
             ----               ------   --------       ----------------------------------
Tamer Husseini................    55       1984     Chairman of the Board, President and Chief
                                                    Executive Officer of the Company
Thomas W. Hubbs...............    53       1998     Senior Vice President and Chief Financial
                                                    Officer of Walker Interactive Systems, Inc.
Robert C. Mullaley(2).........    71       1984     Private investor and consultant
William D. Rasdal(3)..........    64       1984     Director of SymmetriCom, Inc.
Charles P. Waite(3)...........    68       1984     General Partner of Greylock Ventures
                                                    Limited Partnership
William H. Younger, Jr.(2)....    48       1984     General Partner of Sutter Hill Ventures

---------------
(1) As of the Record Date

(2) Member of the Audit Committee

(3) Member of the Compensation Committee

     Mr. Husseini, a founder of the Company, has served as its Chairman of the Board, President and Chief Executive Officer since the Company's organization in 1984. Prior to founding the Company, Mr. Husseini was employed by Granger Associates, Inc. ("Granger"), a telecommunications company, as Vice President from 1982 until 1984. Before joining Granger, Mr. Husseini was employed by Avantek, Inc. ("Avantek"), a manufacturer of integrated circuits and components for wireless communications applications and now a subsidiary of Hewlett-Packard, from 1972 until 1982, most recently as General Manager of the Microwave Transistor Division.

     Mr. Hubbs was appointed to Celeritek's Board of Directors in June 1998. Since April 1998, Mr. Hubbs has served as Senior Vice President and Chief Financial Officer of Walker Interactive Systems, Inc., a developer of financial applications software products. From December 1995 to April 1998, Mr. Hubbs served as Senior Vice President and Chief Financial Officer of interWAVE Communications International, Ltd., a developer of distributed systems architecture for wireless communications. From 1987 to 1995, Mr. Hubbs served as Vice President of VeriFone, Inc. Mr. Hubbs has 30 years of financial and operational management experience in leading technology companies.

     Mr. Mullaley has served on Celeritek's Board of Directors since the Company's organization in 1984. Since 1982, Mr. Mullaley has worked as a consultant and private investor. From 1976 until 1982, Mr. Mullaley served as Vice President and General Manager of Avantek's Telecommunications Division. Prior to his service with Avantek, Mr. Mullaley spent 24 years with Collins Radio Company (later acquired by Rockwell International Corporation) where he held various management positions including Vice President of Operations, Vice President and Chief Financial Officer and Senior Vice President and Group Executive.

     Mr. Rasdal has served on Celeritek's Board of Directors since the Company's organization in 1984. Until June 1998, Mr. Rasdal served as Chairman of the Board and Chief Executive Officer of SymmetriCom, Inc., a position he held since 1989, and continues to serve on Symmetricom's Board of Directors. Mr. Rasdal joined SymmetriCom in 1985 as President and Chief Executive Officer. Prior to his employment with SymmetriCom, Mr. Rasdal was employed by Granger as President and Chief Operating Officer. Prior to his employment with Granger, Mr. Rasdal served as Vice President and General Manager of Avantek's Microwave Integrated Circuit and Semiconductor Operations. Mr. Rasdal also serves on the Board of Directors of Advanced Fibre Communications, Inc.

     Mr. Waite has served on Celeritek's Board of Directors since the Company's organization 1984. He is a General Partner of Greylock Ventures Limited Partnership, a venture capital firm he co-founded in 1965. Mr. Waite also serves on the Board of Directors of Teltone Corporation.

     Mr. Younger has served on Celeritek's Board of Directors since the Company's organization in 1984. He is currently a General Partner of Sutter Hill Ventures, a California Limited Partnership and a venture capital firm, where he has been employed since 1981. Mr. Younger also serves on the Board of Directors of Information Advantage, Inc. and Oacis HealthCare Holdings Corp.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NAMED NOMINEE.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors has an Audit Committee and a Compensation Committee. There is no Nominating Committee or a committee performing the functions of a nominating committee. The Audit Committee monitors the performance of the independent auditors, recommends their engagement or dismissal to the Board of Directors and monitors the Company's internal financial and accounting organization and financial reporting. The Compensation Committee recommends executive compensation arrangements for action by the Board as a whole. During the fiscal year ended March 31, 1998 (the "1998 Fiscal Year"), the Audit Committee held one meeting and the Compensation Committee held one meeting.

     During the 1998 Fiscal Year, there were seven meetings of the Board of Directors. Each person who was a director during the 1998 Fiscal Year attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of committees of the Board of Directors on which such person served during the 1998 Fiscal Year.

DIRECTOR COMPENSATION

     During the 1998 Fiscal Year, non-employee directors of the Company were paid $1,500 for each Board meeting attended. During the fiscal year ending March 31, 1999, non-employee directors will be paid $2,500 for each Board meeting attended. The Company also reimburses its directors for certain expenses incurred by them in their capacity as directors or in connection with attendance at Board meetings. In addition, each non-employee director of the Company is eligible to participate in the Company's Outside Directors' Stock Option Plan (the "Plan"). Under the terms of the Plan, each non-employee director automatically receives a nonstatutory option to purchase 6,000 shares of the Company's Common Stock, (the "First Option Grant") on the later of the consummation of the Company's initial public offering or the date on which the optionee first becomes a director of the Company. The vesting of the First Option Grant is based on continued service as a director at the rate of 25% of the shares issuable upon exercise of such option per year over a four-year period. Beginning four years after the First Option Grant for each non-employee director, and each year thereafter, such non-employee director shall automatically be granted an option to purchase 1,500 additional shares of Common Stock based on continued service as a director, all of which option shares vest one year after the date of grant.

                                PROPOSAL NO. TWO

                     APPROVAL OF 250,000 SHARE INCREASE TO
                     EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

GENERAL

     In October 1995 and November 1995, the Company's Board of Directors and shareholders, respectively, adopted and approved the Employee Qualified Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan originally provided for the issuance of 250,000 shares of Common Stock of the Company. For a detailed description of the Purchase Plan, see "Summary of the Purchase Plan."

PROPOSAL

     In June 1998, the Board of Directors approved an amendment to the Purchase Plan to increase the number of shares reserved for issuance thereunder by 250,000 shares (the "Increase"), for a total number of shares authorized for issuance under the Purchase Plan of 500,000 shares. The Increase is necessary in order to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions. The Company also believes that the right of participants to make purchases under the Purchase Plan is critical to its success in attracting and retaining experienced and qualified employees. At the Annual Meeting, the shareholders are being requested to approve the Increase.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of a majority of the Votes Cast will be required to approve the Increase. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF THE PURCHASE PLAN

  Purpose of the Purchase Plan

     The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.

  Administration

     The Purchase Plan shall be administered by the Board of Directors or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its committee, whose decisions are final and binding upon all participants. No charges for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Purchase Plan.

  Eligibility and Participation in the Purchase Plan

     Any person who is employed by the Company for at least ninety (90) days before an enrollment date, for at least twenty (20) hours per week and more than five (5) months in a calendar year is eligible to participate in the Purchase Plan, provided that the employee is employed on the first day of an offering period. Eligible employees become participants in the Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions prior to the applicable enrollment date. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering period may not participate in the plan until the commencement of the next offering period.

  Offering Dates

     The Purchase Plan is generally implemented during overlapping offering periods beginning every six (6) months during the term of the Purchase Plan, commencing February 1st and August 1st of each year and ending on the last market trading day twenty-four (24) months later. The Board of Directors may alter the duration of the offering periods without shareholder approval if such change is announced three (3) days prior to the scheduled beginning of the first offering period to be affected.

  Purchase Price

     The purchase price per share at which shares are sold under the Purchase Plan is the lower of 85% of the fair market value of the Common Stock on the first day of each offering period or 85% of the fair market value of the Common Stock on the last day of each six month purchase period during the offering period (the "Exercise Date"). For as long as the Company's Common Stock is traded on the Nasdaq National Market, the fair market value of the Common Stock on a given date shall be the closing sale price of the Common Stock on the applicable date.

  Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the Purchase Plan to include all base straight time gross earnings, bonuses and sales commissions, exclusive of payments for overtime, shift premium and other compensation. A participant may discontinue his or her participation in the Purchase Plan or may increase or decrease the rate of payroll deductions at any time during the offering period; however, the Board may, in its discretion, limit the number of such increases or decreases in an offering period. Payroll deductions shall commence on the first payday following the enrollment date, and shall continue at the same rate until the end of the offering period and for consecutive offering periods unless sooner terminated as provided in the Purchase Plan.

     All payroll deductions are credited to the participant's account under the Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

  Purchase of Stock; Exercise of Option

     By executing a subscription agreement to participate in the Purchase Plan, each employee is in effect granted an option to purchase shares of Common Stock on each Exercise Date during the offering period. The maximum number of shares placed under option to a participant in an offering period is that number determined by dividing the amount of participant's total payroll deductions accumulated prior to such Exercise Date (not to exceed an amount equal to 10% of the participant's eligible compensation which he or she receives on each pay day during the offering period) by the applicable purchase price, and subject to the further limitation that the maximum number of shares an employee may purchase during each purchase period shall be determined by dividing $12,500 by the fair market value of a share of Common Stock on the first day of the offering period. Unless a participant withdraws from the Purchase Plan, such participant's option for the purchase of shares will be exercised automatically on the Exercise Date for the maximum number of shares at the applicable price.

     Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a parent or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan), nor shall any employee be granted an option which would permit the employee to buy pursuant to the Purchase Plan more than $21,250 worth of stock in any calendar year.

  Withdrawal

     A participant may withdraw all, but not less than all, the payroll deductions credited to his or her account at any time by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Any such withdrawal by the participant of payroll deductions credited to his or her account for a given offering period automatically terminates the participant's interest in that offering period. If a participant withdraws from an offering period payroll deductions will not resume at the beginning of the succeeding offering period unless the participant delivers to the Company a new subscription agreement.

  Termination of Employee

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

  Capital Changes

     In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made by the Board of Directors in the shares subject to purchase under the Purchase Plan and in the purchase price per share, subject to any required action by shareholders of the Company.

  Nonassignability

     No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred (other than by will or the laws of descent and distribution) and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

  Amendment and Termination of the Plan

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would constitute an amendment for which shareholder approval is required under the federal securities laws or the Internal Revenue Code of 1986, as amended (the "Code"). In any event, the Purchase Plan will terminate on October 30, 2005.

PURCHASES UNDER THE PURCHASE PLAN

     As of the Record Date, a total of 91,815 shares of Common Stock have been issued pursuant to the Purchase Plan, and 408,185 shares remained available for issuance (giving effect to the Increase being presented to the shareholders pursuant to this Proposal No. Two for approval at the Annual Meeting).

TAX INFORMATION

     The Purchase Plan and the right of participants to make purchases thereunder is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. A participant may become liable for tax upon disposition of the shares acquired, as summarized below.

     I. If the shares are sold or disposed of (including by way of gift) at least two years after the first day of the offering period during which shares were purchased and more than one year after the date on which shares were transferred to the employee (i.e., the Exercise Date). In this event, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares subject to the option (herein referred to as the "Option Price") or (b) 15% of the fair market value of the shares on the first day of the offering period, will be treated as ordinary income to the participant. Any further gain upon such disposition will be treated as long-term capital gain.

     II. If the shares are sold or disposed of (including by way of gift or by exchange in connection with the exercise of an incentive stock option) before the expiration of the holding periods described above. In this event, the excess of the fair market value of the shares on the Exercise Date over the Option Price will be treated as ordinary income to the participant. Any additional gain or loss will be treated as a long-term or short-term capital gain or loss, depending on the holding period.

     The Company is entitled to a deduction only for amounts taxed as ordinary income to a participant upon disposition of shares by the participant before the expiration of the holding periods described above.

     The foregoing summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. It is advisable that an optionee consult his own tax advisor concerning application of these tax laws.

                               PROPOSAL NO. THREE

       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS OF THE COMPANY

     Ernst & Young LLP, Certified Public Accountants, have been the independent auditors for the Company since 1993 and, upon recommendation of the Audit Committee, their reappointment as independent auditors for the fiscal year ending March 31, 1999 has been approved by the Board of Directors, subject to ratification by the shareholders.

     The Company has been advised by Ernst & Young LLP that neither it nor any of its members has had any relationship with the Company or any of its affiliates during the past three years other than as independent auditors. The Company has been advised that a representative of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions, and will be given an opportunity to make a statement if he or she so desires.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Although not required to be submitted for shareholder approval, the Board of Directors has conditioned its appointment of its independent auditors upon receiving the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting. In the event the shareholders do not approve the selection of Ernst & Young LLP, the appointment of independent auditors will be reconsidered by the Board of Directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                               OTHER INFORMATION

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than ten percent (10%) shareholders were complied with during and subsequent to the 1998 Fiscal Year, except that the Form 5 required to be filed by William Younger for a transaction occurring in February 1998 was filed late.

SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock of the Company as of May 31, 1998, by (i) all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) the Company's Chief Executive Officer, (iii) the four most highly compensated executive officers other than the Chief Executive Officer, (iv) each director and (v) all directors and executive officers as a group. A total of 7,181,342 shares of the Company's Common Stock was outstanding as of May 31, 1998.

                                                                 SHARES       APPROXIMATE
                                                              BENEFICIALLY      PERCENT
                      NAME AND ADDRESS                           OWNED           OWNED
                      ----------------                        ------------    -----------
Kopp Investment Advisors, Inc.(1)...........................    867,625          12.1%
  6600 France Avenue South
  Suite 672
  Edina, Minnesota 55435
State of Wisconsin Investment Board(2)......................    743,300          10.4%
  121 East Wilson Street
  P.O. Box 7842
  Madison, Wisconsin 53707
Wellington Management Company, LLP(3).......................    594,000           8.3%
  75 State Street
  Boston, MA 02109
Technology Value Fund(4)....................................    524,200           7.3%
  312 Walnut Street
  Cincinnati, OH 45202
Tamer Husseini(5)...........................................    204,387           2.9%
Robert D. Jones(5,6)........................................    137,914           1.9%
Gary J. Policky(5,7)........................................    106,910           1.5%
Robert C. Mullaley(5,8).....................................     84,646           1.2%
Margaret E. Smith(5)........................................     64,949             *
William H. Younger(5,9).....................................     64,928             *
Richard G. Finney(5)........................................     64,167             *
Charles P. Waite(5).........................................     43,273             *
William D. Rasdal(5,10).....................................     42,572             *
Thomas W. Hubbs.............................................          0            --
All directors and executive officers as a group (12
  persons)(5)...............................................    906,031          12.6%

---------------
  *  Less than one percent (1%).

 (1) Based on information set forth in Schedule 13G as filed with the SEC by Kopp Investment Advisors, Inc. on February 9, 1998.

 (2) Based on information set forth in Schedule 13G as filed with the SEC by State of Wisconsin Investment Board on May 5, 1998.

 (3) Based on information set forth in Schedule 13G as filed with the SEC by Wellington Management Company, LLP on February 9, 1998.

 (4) Based on information provided by Technology Value Fund.

 (5) Includes 40,000, 13,333, 14,333, 3,000, 53,041, 3,000, 14,167, 3,000, 3,000
     and 202,599 shares which Messrs. Husseini, Jones, Policky (along with his spouse), Mullaley, Ms. Smith, Messrs. Younger, Finney, Waite, Rasdal and all present directors and executive officers as a group, respectively, have the right to acquire within 60 days of May 31, 1998 upon the exercise of stock options.

 (6) Includes 124,581 shares held by The Jones Living Trust as to which Mr. Jones shares voting and dispositive power.

 (7) Includes 878 shares held by Mr. Policky's spouse and 1,000 shares which Mr. Policky's spouse has the right to acquire within 60 days of May 31, 1998 upon the exercise of a stock option.

 (8) Includes 81,646 shares held by The Mullaley Family Trust as to which Mr. Mullaley shares voting and dispositive power.

 (9) Includes 28,032 shares held by The Younger Living Trust as to which Mr. Younger shares voting and dispositive power. Also includes 1,500 shares held by a retirement plan for the benefit of Mr. Younger. Also includes 32,024 shares owned by Sutter Hill Ventures ("Sutter Hill"), of which Mr. Younger is a general partner of a partnership that is the general partner of Sutter Hill. Mr. Younger holds voting and investment power with respect to the shares owned by Sutter Hill.

(10) Includes 39,572 shares held by The Rasdal Family Trust as to which Mr. Rasdal shares voting and dispositive power.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation earned in the last three fiscal years by (i) the Company's Chief Executive Officer and (ii) the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the 1998 Fiscal Year (together, the "Named Officers").

                                                                        LONG TERM
                                                                       COMPENSATION
                                                                          AWARDS
                                               ANNUAL COMPENSATION     ------------
                                               --------------------     SECURITIES      ALL OTHER
                                                SALARY      BONUS       UNDERLYING     COMPENSATION
     NAME AND PRINCIPAL POSITION       YEAR      ($)         ($)        OPTIONS(#)        ($)(1)
     ---------------------------       ----    --------    --------    ------------    ------------
Tamer Husseini.......................  1998    249,225      97,000            --           9,966
  Chairman of the Board,               1997    244,575      38,200            --           6,092
  President and Chief Executive
     Officer                           1996    211,106     113,700        30,000           1,881
Robert D. Jones......................  1998    159,609      58,179            --           6,961
  Senior Vice President,               1997    149,412      53,288            --           6,703
  Marketing and Sales                  1996    134,716      70,685        10,000           5,499
Richard G. Finney....................  1998    170,775      38,000            --           5,827
  Vice President,                      1997    149,528      34,305            --           2,181
  Subsystem Division                   1996    137,457      25,000        10,000           1,522
Gary J. Policky......................  1998    169,613      30,000            --          10,400
  Vice President, Engineering          1997    159,532      15,000            --           4,631
  and Chief Technical Officer          1996    147,666      12,000        10,000           1,777
Margaret E. Smith....................  1998    161,828      35,000            --           4,472
  Vice President, Finance and          1997    149,451      20,000            --           5,214
  Chief Financial Officer              1996    134,568      25,000        20,000             622

---------------
(1) Represents premiums paid on term life insurance, supplemental accidental, death and dismemberment insurance and medical reimbursement insurance.

OPTION GRANTS IN LAST FISCAL YEAR

     There were no options granted to the Named Officers during the 1998 Fiscal Year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table provides information with respect to option exercises in the 1998 Fiscal Year by the Named Officers and the value of such officers' unexercised options at the close of business on March 27, 1998 (the last market trading day prior to the end of the 1998 Fiscal Year).

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS AT FISCAL YEAR        IN-THE-MONEY OPTIONS AT
                               SHARES          VALUE                  END(#)                 FISCAL YEAR END($)(2)
                             ACQUIRED ON      REALIZED      ---------------------------   ---------------------------
           NAME              EXERCISE(#)       ($)(1)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              -----------   --------------   -----------   -------------   -----------   -------------
Tamer Husseini.............         0              --         37,500         15,000         204,375        18,750
Robert D. Jones............         0              --         12,500          5,000          68,125         6,250
Richard G. Finney..........         0              --         12,709          6,875          69,849        21,718
Gary J. Policky............         0              --         12,500          5,000          68,125         6,250
Margaret E. Smith..........     3,000          22,500         49,500         15,000         338,375        53,750

---------------
(1) Market value of underlying securities based on the closing price of the Company's Common Stock on the date of exercise, minus the exercise price.

(2) Market value of underlying securities based on the closing price of $11.25 of the Company's Common Stock on March 27, 1998 minus the exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee, consisting of directors Charles P. Waite and William D. Rasdal, reviews and approves compensation and benefits for the Company's executive officers, and grants options to executive officers under the 1994 Stock Option Plan (the "1994 Plan"). No interlocking relationship exists between the Company's Board of Directors or the compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                              CERTAIN TRANSACTIONS

     During the three years preceding the Record Date, the Company granted Incentive Stock Options in the following amounts exercisable at the following per share prices to the Named Officers pursuant to the 1994 Plan: Mr. Husseini, 30,000 shares in March 1996 at $10.00 per share; Mr. Jones, 10,000 shares in March 1996 at $10.00 per share; Mr. Finney, 10,000 shares in March 1996 at $10.00 per share; Mr. Policky, 10,000 shares in March 1996 at $10.00 per share; and Ms. Smith, 20,000 shares in March 1996 at $10.00 per share. All such options have ten-year terms and vest over a four-year period.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 13 shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any further filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Committee") determines the compensation of the Company's Chief Executive Officer and its other executive officers. The Committee is composed entirely of outside directors. In addition to determining the salary and bonus compensation for all of the Company's executive officers, the Committee determines the nature and timing of awards and grants under the Company's Stock Option Plans.

     The goals of the compensation program are to align compensation with the Company's performance and objectives and to attract, retain and reward executive officers whose contributions are critical to the long-term success of the Company.

     The primary components of the Company's compensation package are salary, bonuses and stock options.

  Salary

     The level of base salary for executive officers is set based upon their scope of responsibility, level of experience and individual performance. The salary range for each position is reviewed against the Radford Survey (a third party compensation survey) data for high-tech companies with similar sales volumes located on the West Coast. Additionally, the Committee takes into account general business and economic conditions. The Company sets its salary to be competitive with the marketplace. None of the factors considered is assigned a specific weight.

  Bonuses

     The Company's executive bonus plan provides the opportunity for annual cash bonuses based on accomplishment of specific individual performance objectives and Company profit objectives. These objectives are set at the beginning of the fiscal year based on the Company's long-term and short-term objectives, and performance against these objectives is assessed at the end of the year.

  Stock options

     The Committee believes that the granting of stock options is an important method of rewarding and motivating management by aligning management's interests with the Company's shareholders. The Committee also recognizes that a stock incentive program is a necessary element in a competitive compensation package. The program utilizes a vesting schedule to encourage key employees of the Company to continue in the employ of the Company and encourages employees to maintain a long-term prospective. In determining the size of stock option grants, the Committee focuses primarily on the Company's performance and the perceived role of such executive in accomplishing these objectives as well as the satisfaction of individual performance objectives. The Committee also considers the number of outstanding unvested options which the officer holds and the size of previous option awards to that officer. The Committee does not assign specific weights to these items.

  Compensation of the Chief Executive Officer

     Mr. Tamer Husseini has been President, Chief Executive Officer and Chairman of the Board since the founding of the Company in 1984. The Committee used the same compensation policy described above for all executive officers to determine Mr. Husseini's 1998 Fiscal Year compensation. In setting both the cash-based and the equity-based elements of Mr. Husseini's compensation, the Committee considered competitive forces, the Company's performance and Mr. Husseini's leadership in achieving the Company's long-term strategic goals. During the 1998 Fiscal Year, Mr. Husseini received a salary of $249,225 and a bonus of $97,000.

     During the 1998 Fiscal Year, Mr. Husseini was not granted any stock options. Given the Company's financial performance in the 1998 Fiscal Year and its successful implementation of its growth strategies, the Committee believes Mr. Husseini's 1998 Fiscal Year compensation fairly and sufficiently rewards him for this performance and will serve to retain him as a key employee on whom the Company is dependent for its continued success.

Compensation Committee

William D. Rasdal
Charles P. Waite

                         COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholders' return on the Company's Common Stock with the total return on the S & P 500 Index and the S & P High Technology -- Composite Index over the same period for the months of December 1995 through March 1998 (assuming the investment of $100 in the Company's Common Stock, the S & P 500 Index and the S & P High
Technology -- Composite Index, and reinvestment of all dividends). The Company's Common Stock began trading on the Nasdaq Stock Market on December 20, 1995.

                               PERFORMANCE GRAPH

                                CELERITEK, INC.
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      CELERITEK, INC., S & P 500 INDEX AND
                    S & P HIGH TECHNOLOGY -- COMPOSITE INDEX

        MEASUREMENT PERIOD                                  HIGH TECH
      (FISCAL YEAR COVERED)           CELERITEK INC         COMPOSITE         S&P 500 INDEX
DEC-95                                      100                 100                 100
MAR-96                                    98.23              105.66              105.37
JUN-96                                   103.53              114.57               110.1
SEP-96                                   115.29              125.46               113.5
DEC-96                                      100              141.87              122.96
MAR-97                                   103.53              142.83              128.83
JUN-97                                   117.65              174.17               148.3
SEP-97                                   167.06              203.74              159.41
DEC-97                                   131.76              178.89              163.98
MAR-98                                   106.47              215.87              186.86

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: June 25, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 CELERITEK, INC.
                       1998 ANNUAL MEETING OF SHAREHOLDERS


        The undersigned shareholder of Celeritek, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated June 25, 1998, and hereby appoints Tamer Husseini and Margaret E. Smith, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of Celeritek, Inc. to be held on July 30, 1998 at 9:00 a.m., at the offices of the Company, at 3236 Scott Boulevard, Santa Clara, California 95054 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED HEREIN, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. EITHER OF SUCH ATTORNEYS OR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

1.       ELECTION OF DIRECTORS:

         NOMINEES: Tamer Husseini, Thomas W. Hubbs, Robert C. Mullaley, William
         D. Rasdal, Charles P. Waite, William H. Younger, Jr.


         ___ FOR all nominees

         ___ WITHHELD from all nominees


         IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME OF THE NOMINEE(S) NAME ON THE LINE ABOVE.


2. Proposal to approve an amendment to the Company's Employee Qualified Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 250,000 to 500,000.


         [ ]  FOR               [ ] AGAINST                [ ]  ABSTAIN


3. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending March 31, 1999.


         [ ]  FOR               [ ] AGAINST                [ ]  ABSTAIN

         and upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

                                    (This Proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)



Signature:_____________  Date:________   Signature: _______________  Date:______

                                 CELERITEK, INC.

                     EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
                         (AS AMENDED THROUGH JUNE 1998)

        The following constitute the provisions of the Employee Qualified Stock Purchase Plan of Celeritek, Inc.

        1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2. Definitions.

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "Common Stock" shall mean the Common Stock of the Company.

               (d) "Company" shall mean Celeritek, Inc. and any Designated Subsidiary of the Company.

               (e) "Compensation" shall mean all base straight time gross earnings, bonuses and sales commissions, but exclusive of payments for overtime, shift premium, and other compensation.

               (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

               (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes for at least ninety (90) days before an Enrollment Date and whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

               (h) "Enrollment Date" shall mean the first day of each Offering Period.

               (i) "Exercise Date" shall mean the last day of each Purchase Period.

               (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                      (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the mean of the closing bid and asked prices, if no sales were reported) as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of determination (or, in the event such date is not a trading day, the trading day immediately prior to the date of determination), as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                      (2) If the Common Stock is regularly quoted on the Nasdaq system (but not the Nasdaq National Market) or by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination (or, in the event such date is not a trading day, the trading day immediately prior to the date of determination), as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                      (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (k) "Offering Periods" shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 1 and August 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

               (l) "Plan" shall mean this Employee Qualified Stock Purchase
Plan.

               (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

               (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

               (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

               (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

               (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

        3. Eligibility.

               (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

               (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (not including incentive stock option plans) of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement and/or termination dates thereof) with respect to future offerings without shareholder approval if such change is announced at least three (3) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        5. Participation.

               (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

               (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

        6. Payroll Deductions.

               (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

               (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

               (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

               (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

               (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

        7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

        8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier with drawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

        9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option.

        10. Withdrawal; Termination of Employment.

               (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

               (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

               (c) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

        11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

        12. Stock.

               (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall deter mine to be equitable.

               (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

               (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

        13. Administration.

               (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

               (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

        14. Designation of Beneficiary.

               (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such partici pant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

               (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        17. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

               (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least five (5) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof.

        19. Amendment or Termination.

               (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval for an amendment in such a manner and to such a degree as required.

               (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

        23. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the

Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT A


                                 CELERITEK, INC.

                     EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                         Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.      _________________________________hereby elects to participate in the
        Celeritek, Inc. Employee Qualified Stock Purchase Plan (the "Employee Qualified Stock Purchase Plan") and sub scribes to purchase shares of the Company's Common Stock in accordance with this Sub scription Agreement and the Employee Qualified Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Qualified Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Qualified Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Qualified Stock Purchase Plan. I under stand that my participation in the Employee Qualified Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Qualified Stock Purchase Plan.

5. Shares purchased for me under the Employee Qualified Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only): __________________________________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Qualified Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Qualified Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Qualified Stock Purchase Plan:


NAME:  (Please print)
                     ----------------------------------------------------------
                               (First)         (Middle)               (Last)


-------------------------------     --------------------------------------------
Relationship

                                    --------------------------------------------
                                    (Address)

Employee's Social
Security Number:                            ____________________________________



Employee's Address:                         ____________________________________

                                            ____________________________________

                                            ____________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_________________________     ____________________________________________
                                            Signature of Employee


                                    ____________________________________________
                                    Spouse's Signature (If beneficiary other than spouse)

                                    EXHIBIT B


                                 CELERITEK, INC.

                     EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



        The undersigned participant in the Offering Period of the Celeritek, Inc. Employee Qualified Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned under stands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                               Name and Address of Participant:

                                               --------------------------------


                                               --------------------------------


                                               --------------------------------


                                               Signature:


                                               --------------------------------


                                               Date:
                                                    --------------------------